                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 20, 2000
                                                        ----------------


                            LIFE TECHNOLOGIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     0-14991                  34-0431300
------------------------------      -----------             ------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


9800 Medical Center Drive, Rockville, Maryland          20850
----------------------------------------------        --------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (301) 610-8000
                                                     --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

On January 20, 2000, Life Technologies, Inc. (the "Company") received a letter from Dexter Corporation ("Dexter") proposing to acquire for $49.00 per share the 28.5% of the Company that Dexter does not currently own in a merger transaction. The text of Dexter's letter to the Company is set forth in Dexter's press release filed herewith as Exhibit 99.

Item 7.  Exhibits.

         99  Press release of Dexter Corporation, dated January 20, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIFE TECHNOLOGIES, INC.



Date: January 27, 2000                  By:  /s/ C. Eric Winzer
                                            -----------------------
                                            C. Eric Winzer
                                            Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX

          99  Press release of Dexter Corporation, dated January 20, 2000

                                      -4-